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THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

FIRST QUARTER REPORT - MARCH 31, 2002

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NEW FROM THE GABELLI PRESS:

GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY
BY HART WOODSON
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                                                                    HART WOODSON

TO OUR SHAREHOLDERS,

      Last quarter, we indicated that the conditions for a synchronized global economic recovery were in place. These included the bottoming out of the inventory cycle, low interest rates, and moderate oil prices. In the first quarter of 2002, evidence of this recovery became visible. Not only did the consumer remain surprisingly strong, but industrial production began to pick-up as well. This was foreshadowed by a rise in the purchasing manager's index in the U.S., Europe, and Japan and an improvement in business confidence.

      However, despite this optimism, several risks remain. Has the recovery been "front loaded"? Will higher interest rates and oil prices sap consumer confidence? Is the pick-up in industrial production just inventory rebuilding or does it represent sustainable final demand? We will be monitoring these issues in the weeks and months ahead.

      In the meantime, we remain focused on companies with strong balance sheets, franchise value, and healthy cash flow selling at a discount to their intrinsic value. We believe that these companies will prosper as the recovery takes hold and that convertible securities, with their higher current income and lower volatility, offer investors an attractive investment opportunity.


INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------------------------------------
                                                                     Quarter
                                                   --------------------------------------------
                                                   1ST         2ND          3RD         4TH          YEAR
--------------------------------------------------------------------------------------------------------------
 2002:    Net Asset Value .....................    $7.81         --          --          --            --
          Total Return ........................    (2.1)%        --          --          --            --
--------------------------------------------------------------------------------------------------------------
 2001:    Net Asset Value .....................    $9.94      $ 9.77       $8.22        $8.29         $8.29
          Total Return ........................    (5.8)%       1.3%      (13.0)%        4.6%        (13.2)%
--------------------------------------------------------------------------------------------------------------
 2000:    Net Asset Value .....................   $15.04      $13.21      $11.81       $10.86        $10.86
          Total Return ........................    10.6%      (10.2)%      (8.4)%      (5.5)%       (14.0)%
--------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value .....................   $10.89      $11.91      $12.71      $13.88        $13.88
          Total Return ........................     7.6%        9.4%        6.7%       20.3%         51.1%
--------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value .....................   $10.43      $10.36       $9.09      $10.12        $10.12
          Total Return ........................    11.1%       (0.7)%     (12.3)%      12.2%          8.6%
--------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value .....................   $10.27      $10.98      $11.15       $9.39         $9.39
          Total Return ........................     0.9%        6.9%        1.5%       (6.1)%         2.8%
--------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value .....................   $11.34      $11.55      $11.41      $10.18        $10.18
          Total Return ........................     5.1%        1.9%       (1.2)%      (0.3)%         5.5%
--------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value .....................   $10.09      $10.64      $11.05      $10.79        $10.79
          Total Return ........................     1.6%        5.5%        3.9%        1.2%         12.6%
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                        AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                                        ------------------------------------------------
                                                                                                  SINCE
                                                 QUARTER     1 YEAR     3 YEAR      5 YEAR     INCEPTION (B)
                                                 -------     ------     ------      ------     ------------
   Gabelli Global Convertible Sec. Fund
     Class AAA ................................  (2.08)%    (9.79)%      0.85%      4.09%         4.90%
   UBS Global Convertible Index ...............  (0.08)%    (0.53)%      2.85%      7.92%         6.78%
   Merrill Lynch Global Bond Index ............  (0.75)%     3.09%       2.17%      4.48%         6.46%
   MSCI AC World Free Index ...................   1.09%     (2.94)%     (3.72)%     5.20%         6.97%


   (a) Past performance does not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The UBS(formerly Warburg Dillon Reed) Global Convertible Index, the Merrill Lynch Global Bond Index and the Morgan Stanley Capital International World Free Index are unmanaged indicators of investment performance. Performance for periods less than one year are not annualized.
   (b) From  commencement of investment  operations on
   February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE
                    ----------------------------------------
         The Gabelli Global Convertible Securities Fund has a $0.10 per share monthly distribution policy in place. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 1-800-GABELLI (1-800-422-3554).
--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

       We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global Convertible Securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

                     HOLDINGS BY GEOGRAPHIC REGION - 3/31/02

United States     52.9%
Europe            31.4%
Japan             10.1%
Latin America      3.0%
Asia/Pacific Rim   2.6%

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

UNITED STATES: WILL THE RECOVERY CONTINUE?

      Following the global inventory correction, the Organization for Economic Cooperation and Development's ("OECD") leading indicators are now pointing to a strong cyclical recovery. Recent U.S. data has been surprisingly firm. Growth has come from increased consumption and the rebuilding of inventories. The Conference Board's leading indicators are projecting a dramatic improvement in industrial production by the end of spring. This level of strength has not been seen since 1990. For example, the Institute for Supply Management's ("ISM") purchasing manager's index has spiked to 55.6 in February from 39.5 last October. A figure over 50 indicates an expansion in industrial production. Over the last fifty years, the average reading has been 52.8 with a high of 76.6 and a low of 30.3.

      Despite this optimism, the recovery faces several risks. One fear is that it is "front-loaded." Aggressive interest rate cuts by the Federal Reserve Board ("Fed") have caused the consumer to remain unnaturally buoyant. In other words, recent auto and home sales may have been borrowed from future quarters and the economy may not accelerate, or even decline, by year-end. Unseasonably warm weather has also boosted first quarter Gross Domestic Product ("GDP") by about three-quarters of a percent. GDP is expected to grow by 4.4% in the first quarter versus 1.7% in the fourth quarter of 2001 and 1.2% during all of last year. Other concerns include higher interest rates and oil prices. Rising gasoline prices could hamper consumer confidence and the Fed is expected to tighten interest rates in June. In fact, over the next year, the market is anticipating that three-month interest rates will double to about 4.0%. Finally, the dollar may come under renewed pressure as foreign economies begin to gather momentum.

EUROZONE: GERMANY ON THE UPSWING?

      Although lagging the U.S., European economic indicators confirm a synchronized industrial upturn in the months ahead. The Euro area's purchasing managers index ("PMI") rose to 50.0 in March. However, in Europe's largest economy, Germany, the picture remains unclear. In February, industrial orders dropped by 1.0% suggesting the recovery may be slower than expected. On a positive note, business confidence, as measured by the Information und Forschung ("IFO") Index, has turned up sharply from 90.5 last September to 106.3 at the end of March. German executives are now more confident than they have been in a year. Whether this optimism will be dented by the wave of recent bankruptcies (i.e. Kirch) remains to be seen. Wage negotiations are also an issue despite the fact that unemployment levels improved in March, falling for the first time in fifteen months. Strikes are likely in May at IG Metall, Germany's largest union, if a compromise is not reached. Meanwhile, the economy needs to grow by over 2.0% this year if Germany is to stabilize its finances as per the Maastricht Treaty requirements. Currently, German GDP is expected to grow by less than 1.0% in 2002.

UNITED KINGDOM: SIGNS OF LIFE IN THE INDUSTRIAL SECTOR?

      In the UK, the Confederation of British Industry's ("CBI") business optimism indicator is lagging both Europe and the U.S. This was to be expected since England's slowdown was much less pronounced than in the rest of Europe. A welcome sign is that the PMI is pointing up for the first time in six months having risen by 0.4% in February. Non-European Union export volumes are also showing signs that the global recovery is underway. The inflationary outlook is benign, but there is concern that equity flows may be muted as pension funds respond to new accounting standards and increase their allocations to bonds.

JAPAN: BANKING ON BANKS!

      In the new financial year beginning April 2002, the main issue continues to be the health of the banking system. Banks must now value their investments at market prices, putting more strain on their balance sheets. At the same time, confidence has been shaken by the government's decision to roll back deposit insurance. Clearing the decks by writing off bad loans is what investors have been waiting for, but the recently announced anti-deflationary package disappointed the markets. Planned write-downs of 6 trillion yen are only a fraction of the total non-performing loans. The official estimate is 43 trillion yen, but it could be as high as 60 trillion. This is why the market is waiting for serious capital injections to complement banking reforms. Bank of Japan ("BOJ") Governor Hayami recently renewed his call for Prime Minister Koizumi to inject these funds, but the government has preferred to ask the Resolution and Collection Corporation to buy more bad loans from the banks. Bad loans are mounting faster than the banks can write them off. The Financial Services Agency ("FSA") recently reported that bad loans for the 13 largest banks jumped more than 20% from 6.5 trillion yen to 8.4 trillion yen in the year ended March 31, 2002. The resolution of this issue will be the single most important catalyst for the market this year.

      Meanwhile, the economy is showing signs of recovery. The inventory cycle appears to have bottomed, and leading indicators are improving. After falling for nearly a year, industrial production increased by 1.3% in February. One question is whether or not the consumer will participate in the recovery.
Consumer confidence is picking up. In March, it rose to levels not seen since last June. Despite this uncertainty, we see attractive valuations in individual stocks. We continue to focus on sectors that are benefiting from industry consolidation (i.e. pharmaceuticals) and on companies that are taking action to improve their profitability.

LET'S TALK CONVERTS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AUTOGRILL FINANCE SPA (ZERO COUPON, 06/16/14) is the world's largest operator of travel restaurants and the third largest modern commercial restaurant operator, with a presence in 15 countries and a market capitalization of 3.05 billion euros. It generates half of its sales from the United States. The company was born from the merger of three Italian roadside restaurant businesses (Pavesi, Motta and Alemagna). It was taken over by the Benetton family in 1995 and had been trading on the Milan Stock Exchange since 1996. In 2001, Autogrill reported net revenues of over 3 billion euros, and bought 25% of Anton Airfood Inc.; it is aiming to buy the rest in 2003.

With the stock at 12.60 euros, the zero coupon convertible bond trades at 78.50%. The bond was issued in June 1999 at 74.30%. It is puttable in June 2004 at 82.03%. It trades on a yield to put of 2% and a conversion premium of 19%.

COMPAGNIE DE SAINT-GOBAIN (2.625%, 01/01/07) produces engineered materials such as industrial ceramics, flat glass, insulation, abrasives, pipes, fiber reinforcements, building materials and containers. It considers itself a world leader in its three main competencies: glass (38.5% of sales), building materials (48.5%), and high performance materials (13%). Saint-Gobain provides glass for 50% of the cars sold in Europe, and insulates one fifth of the homes in the U.S. It operates in 46 countries worldwide, and is one of the world's hundred leading industrial corporations. In the year ended December 31, 2001, the company earned net income of 1.1 billion euros on sales of 30.2 billion euros, of which 30% was in France, 42% in the rest of Europe, 23% in North America and 5% in the rest of the world.

With the stock at 187.10 euros, the convertible trades at 219.90 euros or 104.71% of par. The convertible was issued in February 2002 at a price of 210 euros. The bond, rated A by Standard and Poor's, trades on a 2.5% current yield and 17% premium.

ERGO INTERNATIONAL AG (0.750%, 9/14/06) (AVENTIS SA) produces pharmaceutical and agricultural products such as prescription drugs, vaccines, herbicides and animal medications. Aventis resulted from the merger of Rhone-Poulenc SA and Hoechst AG in December 1999. The management is aiming to transform Aventis into a pure pharmaceutical company through the divestiture of the Aventis CropScience and Animal Nutrition businesses as well as the remaining industrial activities. In 2001, the company earned 1.5 billion euros on sales of 23 billion euros.

The issuer, Ergo International, is a subsidiary of Munich Reinsurance but the bonds are exchangeable into Aventis at a price of 98.50 euros. With Aventis shares at 79.20 euros, the bonds trade at 98.875% on a 1.0% yield to maturity and 27% premium. Standard and Poor's rate the bonds AA+.

At a price of 116.125%, and a stock price of $15.00, the bonds trade on a 4.95% current yield and a 24% conversion premium.

GENERAL MOTORS CORP. (5.25% CV. PFD., SER. B) is the world's largest vehicle manufacturer, selling cars and trucks under the following brands: Chevrolet, Buick, Cadillac, Oldsmobile, Pontiac, Saturn, Hummer, Saab, Opel, Vauxhall, Holden and GMC names. It also has alliances with Fiat, Fuji Heavy Industries, Isuzu and Suzuki; technology collaborations with Toyota and Honda; and vehicle ventures with Toyota and Renault. In 2001, GM had 15.1% of the world vehicle market and earned $1.5 billion on sales of $177.3 billion. The company also has its GMAC financing and insurance operations offering automotive, mortgage, and business financing in addition to insurance services. GM's OnStar is the industry leader in vehicle satellite communications and information services, with more than 2 million subscribers. The company's major subsidiaries are Hughes Electronics Corp., GM Locomotive Group and Allison Transmission.

The $25.00 series B convertible preferred trades at $27.33 with the stock at $60.45 on a 4.8% current yield and 17% premium. It is puttable by the investor at $25.00 in March 2014. Standard and Poor's rates it BBB+.

NISSHO CORP. (1.00%, 03/31/03) (Nipro Corp.) was established in 1954 as an exclusive agent in western Japan for Nipro Electric Glass Co. Ltd. selling glass tubes for use in the production of pharmaceutical equipment. Since then the company has been constantly expanding and now manufactures medical products including kidney and blood transfusion equipment and hypodermic syringes. The company also operates supermarkets, drug stores and sports clubs. In the year ended March 31, 2001, the company's net sales of 152 billion yen constituted 44% medical, 37% supermarkets, 9% pharmaceuticals, 8% glass and 2% other. Its President, Minoru Sano, is 74 and is likely to hand over the company in about 2 to 3 years to someone younger outside the family. On April 5, 2002, the NIKKEI reported that the company's Fiscal Year Operating Profit is now expected to surge 64% from last year to a record high of about 16 billion yen, thanks to a proliferation in sales of some of the company's high-margin products. Store sales have also been increasing steadily.

With the stock at 1,811 yen, the convertible trades at 118% on a 0.85% current yield and 0.23% conversion premium.

NORTHROP GRUMMAN CORP. (7.25% CV. PFD.) is a defense technology company specializing in electronics and systems integration. They emphasize that they represent every technology at the heart of the network-centric integrated battle management systems of modern warfare. The Global Hawk unmanned aerial reconnaissance system is one of their most current products. They also produce nearly 60% of the Pentagon's airborne radar systems and are well positioned in missile defense. As the second-largest provider of information technology for the federal government, they are crucial to cyber-warfare efforts. The company is also the world's largest naval shipbuilder, with expertise in every class of nuclear and non-nuclear vessel. From its headquarters in Los Angeles, Northrop Grumman operates in 44 states and 25 countries. The company has expected 2002 revenues of approximately $18 billion and has a workforce of approximately 100,000.

With the stock at $113, the mandatory convertible security traded at $122.14 on a 16% premium and 5.95% current yield. Standard and Poor's rates the security BBB-.

SATO CORP. (0.55%, 09/30/03) designs and manufactures industrial printers and automatic recognition systems utilizing bar codes and other technologies. These recognition systems are used in hospitals, theme parks, and retail stores to identify records, people and products. Sato has been the market leader since inventing the world's first hand-held labeler in 1962. Sato developed the world's first printer capable of printing bar codes and OCR characters in 1974. In 1979, it introduced the world's first thermal transfer bar code printers, and it continues to sell hand-held labelers, scanners and printers today, in addition to direct thermal and thermal transfer printers, OEM print engines, printer accessories, label design software, labels and thermal transfer ribbons. In 2001, the company earned 3.572 billion yen in operating income (1.704 billion yen in net income) on revenues of 49.589 billion yen.

With the stock at 2,960 yen, the convertible traded at 129%, which represented a 3% discount to parity.

TELEFONOS DE MEXICO SA (4.25%, 06/15/04) (TELMEX) provides local, long distance, cellular telephone services, and internet and broadband access throughout Mexico. It also offers other telecommunications and related services such as directory assistance, data transmission, and paging services. Telmex is currently positioned as the regional market leader, with a presence in Mexico, the U.S., Puerto Rico and Brazil. Formerly owned by the Mexican government, it was privatized in 1990. With the participation of Carso Global Telecom, France Telecom and Southwestern Bell, Telmex is positioned at the forefront of telecommunications in the Americas. In 2001, the company earned 42.592 billion Mexican pesos in operating income on revenues of 110.967 billion Mexican pesos.

With the stock at $40.30, the convertible traded at 140.75% on a 3.0% current yield and 3.0% conversion premium. Standard and Poor's rates the bond BBB-.

THE GAP INC. (5.750%, 03/15/09) is a leading international specialty retailer offering clothing, accessories, and personal care products for men, women, children and babies under the Gap, Banana Republic and Old Navy brand names. They currently operate about 4,100 stores worldwide. Gap stores are located in the U.S., United Kingdom, Canada, France, Japan and Germany. Banana Republic and Old Navy stores are located in the United States and Canada. While they continue to test other marketing and distribution channels, their current strategy focuses on these countries and continuing expansion through company owned and operated stores. In January, they formed separate international and U.S. divisions to focus merchandising, planning, and distribution locally.

VIVENDI UNIVERSAL SA (1.00%, 03/01/06) (VINCI) is a leading construction and associated services group (i.e. toll roads and parking facilities) with a presence in over 100 countries. In 2001, 90% of its 17 billion euros in sales were from Europe. At the end of 2000, Vinci merged with Groupe GTM making it a market leader in France where it derives 62% of its sales. Recently, VINCI acquired a 14.4% stake in Autoroutes du Sud de la France (ASF), the toll road operator. Eiffage has also acquired a stake in ASF and the two companies will act together to ensure ASF's growth in the international markets. They have become the second largest shareholder after the French government.

The Vivendi convertible is exchangeable into one share of VINCI stock at a price of 77 euros. Vivendi used this structure to monetize its position in VINCI in a tax efficient manner. With VINCI's stock at 74 euros, the bonds trade at 83 euros, or 107.8% of par on a 2.7% yield to maturity (redemption price of 114.8%) and a 12% premium. Standard and Poor's rates the bonds BBB.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                         WHEN
                         ---                         ----
 Special Chats:          Mario J. Gabelli            First Monday of each month
                         Howard Ward                 First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

               MAY                             JUNE             JULY
               ---                             ----             ----
 1st Wednesday Ivan Arteaga                    Henry Van der Eb Ivan Arteaga
 2nd Wednesday Charles Minter & Martin Weiner  Caesar Bryan     Caesar Bryan
 3rd Wednesday Walter Walsh & Laura Linehan    Ivan Arteaga     Lynda Calkin
 4th Wednesday Hart Woodson                    Barbara Marcin   Henry Van der Eb
 5th Wednesday Barbara Marcin                                   Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Signs of a global economic recovery are now visible. Although risks remain, we are cautiously optimistic that the recovery will continue. As it picks up momentum, we expect the rest of the world, which lagged the U.S., to benefit. We will continue to search the globe for the best possible investment ideas. We thank you for your support.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                                   Sincerely,
                                                  /S/ A. Hartswell Woodson, III
                                                  A. HARTSWELL WOODSON, III
                                                  Portfolio Manager

April 17, 2002


                          TOP TEN CONVERTIBLE HOLDINGS
                                 MARCH 31, 2002
--------------------------------------------------------------------------------------------------------------------------

Groupe Bruxelles Lambert SA (Cv., 1.28%, 07/09/03)     United States Cellular Corp. (Sub. Deb. Cv., Zero Coupon, 06/15/05)
Broadwing Inc. (6.75% Cv. Pfd.)                        Compagnie de Saint-Gobain (Cv., 2.625%, 01/01/07)
Liberty Media Corp. (Sub. Deb. Cv., 3.25%, 03/15/31)   General Motors Corp. (5.25% Cv. Pfd., Ser. B)
The Gap Inc. (Cv., 5.75%, 03/15/09)                    Belgelectric Finance BV (Cv., 1.50%, 08/04/04)
Titan Capital Trust (5.75%, Cv. Pfd.)                  Vivendi Universal SA (Cv., 1.00%, 03/01/06)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL RETURNS -- MARCH 31, 2002 (A)
                  --------------------------------------------
                   CLASS AAA   CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                  ----------   --------------   --------------   ---------------
  1 Year            (9.79)%     (9.78)%           (10.43)%        (9.90)%
                               (15.00)%(c)        (14.91)%(d)    (10.80)%(d)
  5 Year             4.09%       4.09%              3.95%          4.07%
                                 2.86%(c)           3.66%(d)       4.07%(d)
  Life of Fund(b)    4.90%       4.90%              4.81%          4.88%
                                 4.14%(c)           4.81%(d)       4.88%(d)

  (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on May 2, 2001, March 28, 2001 and November 26, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on February 3, 1994. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
    PRINCIPAL                                                           MARKET
     AMOUNT                                                             VALUE
    ---------                                                        ----------
                 CORPORATE BONDS -- 54.5%
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.9%
$   125,000      Standard Motor Products Inc., Sub. Deb. Cv.,
                   6.750%, 07/15/09 ..............................   $   92,969
                                                                     ----------
                 BROADCASTING -- 3.9%
    700,000(c)   Groupe Bruxelles Lambert SA, Cv.,
                    1.280%, 07/09/03 .............................      399,657
                                                                     ----------
                 COMPUTER SOFTWARE AND SERVICES -- 1.9%
 22,000,000(b)   Capcom Co. Ltd., Cv.,
                   1.000%, 09/30/05 ..............................      196,703
                                                                     ----------
                 DIVERSIFIED  INDUSTRIAL  --  5.3%
    273,000(c)   Compagnie  de Saint-Gobain, Cv.,
                    2.625%, 01/01/07 .............................      249,731
    200,000(c)   Elektrim Finance, Cv.,
                    3.750%, 07/02/04 .............................      123,008
    177,905(c)   Vivendi Universal SA, Cv.,
                    1.000%, 03/01/06 .............................      168,840
                                                                     ----------
                                                                        541,579
                                                                     ----------
                 ELECTRONICS -- 3.2%
      200,000    Burr-Brown Corp., Sub. Deb. Cv.,
                   4.250%, 02/15/07(a) ...........................      218,500
      100,000    STMicroelectronics NV, Sub. Deb. Cv.,
                   Zero Coupon, 09/22/09+ ........................      102,875
                                                                     ----------
                                                                        321,375
                                                                     ----------
                 ENERGY AND UTILITIES -- 5.1%
    251,460(c)   Belgelectric  Finance SA, Cv.,
                   1.500%, 08/04/04 ..............................      247,716
      110,000    Devon Energy Corp., Sub. Deb. Cv.,
                   4.950%, 08/15/08 ..............................      111,100
      150,000    International Power Ltd., Cv.,
                   2.000%, 11/24/05 ..............................      156,840
                                                                     ----------
                                                                        515,656
                                                                     ----------
                 ENTERTAINMENT -- 3.1%
      200,000    Liberty Media Corp., Cv.,
                   4.000%, 11/15/29 ..............................      105,000
      200,000    Liberty Media Corp., Sub. Deb. Cv.,
                   3.250%, 03/15/31(a) ...........................      206,250
                                                                     ----------
                                                                        311,250
                                                                     ----------
                 EQUIPMENT AND SUPPLIES -- 3.2%
      150,000    Antec Corp., Sub. Deb. Cv.,
                   4.500%, 05/15/03 ..............................      132,000
 20,000,000(b)   Sato Corp., Cv.,
                   0.550%, 09/30/03 ..............................      194,665
                                                                     ----------
                                                                        326,665
                                                                     ----------

    PRINCIPAL                                                           MARKET
     AMOUNT                                                             VALUE
    ---------                                                        ----------
                 FINANCIAL SERVICES -- 5.7%
    200,000(c)   Deutsche Bank Finance NV, Cv.,
                   2.000%, 12/22/03 ..............................   $  173,606
    170,000(c)   Ergo International AG, Cv.,
                   0.750%, 09/14/06 ..............................      147,751
 20,000,000(b)   Orix Corp., Cv.,
                   0.375%, 03/31/05 ..............................      170,144
    200,000(c)   Wuertt AG Versich-Beteil, Cv.,
                   1.150%, 04/17/08 ..............................       89,843
                                                                     ----------
                                                                        581,344
                                                                     ----------
                 FOOD AND BEVERAGE -- 1.8%
    260,000(c)   Autogrill Finance SpA, Cv.,
                   Zero Coupon, 06/16/14+ ........................      179,382
                                                                     ----------
                 HEALTH CARE -- 2.9%
 20,000,000(b)   Fujirebio Inc., Cv.,
                   Zero Coupon, 12/29/06+ ........................      163,127
 15,000,000(b)   Nissho Corp., Cv.,
                   1.000%, 03/31/03 ..............................      133,549
                                                                     ----------
                                                                        296,676
                                                                     ----------
                 PUBLISHING -- 2.8%
    100,000(d)   Daily Mail & General Trust plc, Cv.,
                   2.500%, 10/05/04 ..............................      134,043
      250,000    Medya Holding, Sub. Deb. Cv.,
                   Zero Coupon, 06/28/01+(e)(f) ..................            0
    150,000(c)   VNU NV, Sub. Deb. Cv.,
                   1.750%, 11/15/04 ..............................      143,945
                                                                     ----------
                                                                        277,988
                                                                     ----------
                 RETAIL -- 4.4%
      250,000    The Gap Inc., Cv.,
                   5.750%, 03/15/09 ..............................      290,625
 20,000,000(b)   USS Co. Ltd., Cv.,
                   Zero Coupon, 09/29/06+ ........................      154,827
                                                                     ----------
                                                                        445,452
                                                                     ----------
                 TELECOMMUNICATIONS -- 4.6%
    120,650(c)   France Telecom SA, Cv.,
                   2.500%, 02/16/03 ..............................      103,802
    250,000(c)   Portugal Telecom SGPS SA, Cv.,
                   1.500%, 06/07/04 ..............................      219,734
      100,000    Telefonos de Mexico SA, Sub. Deb. Cv.,
                   4.250%, 06/15/04 ..............................      141,375
                                                                     ----------
                                                                        464,911
                                                                     ----------

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
    PRINCIPAL                                                           MARKET
     AMOUNT                                                             VALUE
    ---------                                                        ----------
                 CORPORATE BONDS (CONTINUED)
                 WIRELESS COMMUNICATIONS -- 5.7%
 $    175,000    China Mobile (Hong Kong) Ltd., Cv.,
                   2.250%, 11/03/05 ..............................   $  161,438
      275,000    Nextel Communications Inc., Cv.,
                   4.750%, 07/01/07 ..............................      159,156
      550,000    United States Cellular Corp., Sub. Deb. Cv.,
                   Zero Coupon, 06/15/15+ ........................      251,625
                                                                     ----------
                                                                        572,219
                                                                     ----------
                 TOTAL CORPORATE BONDS ...........................    5,523,826
                                                                     ----------
   SHARES
  ---------
                 PREFERRED STOCKS -- 28.9%
                 AEROSPACE -- 3.4%
       40,000    BAE Systems plc,
                   7.750%  Cv. Pfd. ..............................      102,102
        2,000    Northrop Grumman Corp.,
                   7.250%  Cv. Pfd. ..............................      244,280
                                                                     ----------
                                                                        346,382
                                                                     ----------
                 AUTOMOTIVE- - 2.5%
        9,100    General Motors Corp.,
                   5.250%  Cv. Pfd., Ser. B ......................      248,703
                                                                     ----------
                 CABLE -- 2.7%
        4,500    CVC Equity Securities Trust I,
                   6.500%  Cv. Pfd. ..............................      155,295
        6,000    MediaOne Group Inc.,
                   7.000% Cv. Pfd. ...............................      122,400
                                                                     ----------
                                                                        277,695
                                                                     ----------
                 DIVERSIFIED INDUSTRIAL -- 5.0%
        4,500    Cendant Corp.,
                   7.750%  Cv. Pfd. ..............................      216,000
        7,500    Titan Capital Trust,
                   5.750%  Cv. Pfd. ..............................      288,750
                                                                     ----------
                                                                        504,750
                                                                     ----------
                 ENERGY AND UTILITIES -- 7.2%
        3,250    Alliant Energy Resources Inc.,
                   7.250%  Cv. Pfd. (a) ..........................       78,000
        3,500    Calpine Capital Trust III,
                   5.00%  Cv. Pfd. ...............................      114,187
        2,000    Dominion Resources Inc.,
                   9.500%  Cv. Pfd. ..............................      122,860
        4,300    EVI Inc.,
                   5.000%  Cv. Pfd. ..............................      219,300
        5,000    Mirant Trust I,
                   6.250%  Cv. Pfd., Ser. A ......................      196,000
                                                                     ----------
                                                                        730,347
                                                                     ----------

                                                                        MARKET
     SHARES                                                             VALUE
    ---------                                                        ----------
                 ENTERTAINMENT -- 1.7%
        7,000    Rainbow Equity Securities Trust II,
                   6.250%  Cv. Pfd. ..............................   $  169,400
                                                                     ----------
                 PAPER AND FOREST PRODUCTS -- 3.2%
        2,000    Amcor Ltd.,
                   7.250%  Cv. Pfd. ..............................       95,000
        5,000    Sealed Air Corp.,
                   $2.00  Cv. Pfd., Ser. A .......................      229,250
                                                                     ----------
                                                                        324,250
                                                                     ----------
                 TELECOMMUNICATIONS -- 3.2%
       10,000    Broadwing Inc.,
                   6.750%  Cv. Pfd., Ser. B ......................      326,000
                                                                     ----------
                 TOTAL PREFERRED STOCKS                               2,927,527
                                                                     ----------
                 FOREIGN COMMON STOCKS -- 4.7%
                 BROADCASTING -- 0.9%
       10,252    Mediaset SpA ....................................       88,098
                                                                     ----------
                 PHARMACEUTICALS -- 2.7%
        2,500    Altana AG .......................................      134,676
       10,000    Pliva dd, Reg S, GDR ............................      143,000
                                                                     ----------
                                                                        277,676
                                                                     ----------
                 TELECOMMUNICATIONS -- 1.1%
       28,000     BT Group plc+ ..................................      111,643
                                                                     ----------
                 TOTAL FOREIGN COMMON STOCKS .....................      477,417
                                                                     ----------
                 COMMON STOCKS -- 1.1%
                 BUSINESS SERVICES -- 0.7%
        2,000    Vivendi Universal SA, ADR .......................       77,000
                                                                     ----------
                 CABLE -- 0.4%
        7,206    UnitedGlobalCom Inc., Cl. A+ ....................       38,984
                                                                     ----------
                 TOTAL COMMON STOCKS .............................      115,984
                                                                     ----------
    PRINCIPAL
     AMOUNT
   -----------
                 U.S. GOVERNMENT OBLIGATIONS -- 9.3%
    $ 948,000    U.S. Treasury Bills, 1.735% to 1.790%++,
                   05/30/02 to 06/13/02 ..........................      945,184
                                                                     ----------
                 TOTAL INVESTMENTS -- 98.5%
                   (Cost $11,572,416) ............................    9,989,938
                 OTHER ASSETS AND LIABILITIES (NET) -- 1.5% ......      149,500
                                                                     ----------
                 NET ASSETS -- 100.0% ............................  $10,139,438
                                                                    ===========

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   UNREALIZED
 PRINCIPAL                                     SETTLEMENT         APPRECIATION/
  AMOUNT                                          DATE            DEPRECIATION
 ------                                        ----------         ------------

                 FORWARD FOREIGN EXCHANGE CONTRACTS -- (0.2)%
  1,749,883(c)   Deliver Euros in exchange for
                   USD 1,519,761 ..............  06/14/02            $  (19,761)
                                                                     ==========
  --------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
     At March 31, 2002, the market  value of Rule  144A  securities  amounted to  $502,750  or 4.96% of net assets.
(b)  Principal amount denoted in Japanese Yen
(c)  Principal amount denoted in Euros.
(d)  Principal amount denoted in British Pounds.
(e)  Security in default.
(f)  Security fair valued under procedures established by the
     Board of Directors.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
USD  U.S. Dollars.
ADR  American Depositary Receipt
GDR  Global Depositary Receipt.

                                  % OF MARKET       MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------    -----------     ----------
    North America ...............    52.9%        $5,281,819
    Europe ......................    31.4%         3,140,452
    Japan .......................    10.1%         1,013,015
    Latin America ...............     3.0%           298,215
    Asia/Pacific Rim ............     2.6%           256,437
                                    ------        ----------
                                    100.0%        $9,989,938
                                    ======        ==========

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

      o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.
      o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH
EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        Gabelli Global Series Funds, Inc.
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

               BOARD OF DIRECTORS
Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & Company, Inc.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

            OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA           A. Hartswell Woodson, III
PRESIDENT AND CHIEF             VICE PRESIDENT AND
INVESTMENT OFFICER              PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
VICE PRESIDENT AND              SECRETARY
TREASURER


                     DISTRIBUTOR
                Gabelli & Company, Inc.

       CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
             State Street Bank and Trust Company

                     LEGAL COUNSEL
         Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB441Q102SR

                                                                 [PHOTO OMITTED]
                                          PHOTO OF MARIO J. GABELLI, CFA OMITTED

THE
GABELLI
GLOBAL
CONVERTIBLE
SECURITIES FUND




                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2002